Security Income Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated April 8, 2009
to Prospectus Dated October 20, 2008

On April 7, 2009, the Board of Directors of Security Income Fund ("Income Fund") approved certain changes to the Market Timing Policy and Procedures to accommodate investments by certain "funds of funds" within Income Fund's group of investment companies. In light of these changes, the following information supplements the information in the Prospectus:

The first full paragraph under the section titled "Buying Shares" on page 19 of the Prospectus is amended substantially as follows:

Shares of the Funds are available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Funds' Distributor, Security Distributors, Inc. or with the Investment Manager, who serves as the Funds transfer agent ("authorized financial intermediaries"). Also, Institutional Class shares of High Yield Fund are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, certain funds of funds and corporations. Shares are priced at the net asset value per share (NAV) next determined after receipt and acceptance of a purchase order by the Fund's transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. Authorized financial intermediaries may charge fees in connection with an investment in the Fund. Fund shares purchased directly from the Fund are not assessed such additional charges but may be subject to a front-end sales charge as noted under the section titled "Class A Shares." Purchase orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by a Fund at the same time that the corresponding purchase orders are received in proper form by the fund of funds and accepted.

The section titled "Market Timing/Short-Term Trading" beginning on page 20 of the Prospectus is amended substantially as follows:

Market Timing/Short-Term Trading  — Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall or transferring from one Fund to another and then back again after a short period of time. As money is transferred in and out, a Fund incurs expenses for buying and selling securities and increased portfolio turnover may result in adverse tax consequences, such as short-term capital gains (taxed as ordinary income to investors). Excessive purchases, redemptions or exchanges of a Fund's shares can disrupt portfolio management, hurt Fund performance and drive Fund expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Funds that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

The Board of Directors has adopted policies and procedures against market timing, and the Funds discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of the Funds. Each Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same authorized financial intermediary on an omnibus basis may be rejected in whole or in part by a Fund. Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are deemed not accepted by the Funds and may be cancelled or revoked by the Funds by the close of business on the next business day following receipt.

The policies and procedures of the Funds are intended to restrict transactions that are disruptive to the Funds or potentially disadvantageous to other shareholders. Although the Funds have adopted policies and procedures, the Funds may be dependant upon authorized financial intermediaries that offer the Funds' shares to assist in implementing these policies and procedures or may rely on the policies and procedures of such financial intermediaries. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Funds' policies and procedures take into account, among other things, the following factors:

  the total dollar amount being transferred;

  the number of transfers made within the previous 12 months;

  transfers to and from (or from and to) the same Fund;

  whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

  whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's transfer patterns among the Fund and others are disruptive or potentially disadvantageous to other shareholders, the Fund will send the shareholder a letter notifying the shareholder that the Fund is prohibiting the shareholder from making any additional purchases for a 90-day period that begins on the date of the letter. This restriction will be applied after the shareholder makes four "round trip transfers" during any prior 12-month period. A "round trip transfer" is a transfer (1) from the Fund followed by a transfer to the Fund or (2) to the Fund followed by a transfer from the Fund. For the Security High Yield Fund and the Security U.S. Intermediate Bond Fund only, the restriction on "round trip transfers" is waived for, and no restrictions are applied to, transfers, purchases and redemptions by certain "funds of funds" within the Funds' group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures of such funds of funds are consistent with the Funds' objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by these funds of funds in other Funds.

In their sole discretion, the Funds may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the Funds may aggregate transfers made in two or more transactions that the Funds believe are connected (for example, two transactions by the same owner, or by spouses, or by different partnerships or corporations that are under common control, etc.).

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may deploy a variety of strategies to avoid detection, and the Funds', an authorized financial intermediary's or a fund of funds' ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. Furthermore, the identification of investors determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Funds, the financial intermediaries that sell the Funds' shares nor the funds of funds that invest in the Funds can guarantee that the policies and procedures will detect every potential market timer. The Funds apply the policies and procedures adopted by the Boards of Directors consistently to all investors without special arrangement, waiver, or exception (except with respect to certain funds of funds within the Funds' group of investment companies as discussed above), provided that transfers in and out of Cash Fund are not restricted or limited.

Because the Funds cannot guarantee that all harmful trading activity will be detected and because the cooperation of authorized financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that the Funds, a financial intermediary or a fund of funds implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

The second full paragraph under the section titled "Class A Shares" beginning on page 21 of the Prospectus is amended substantially as follows:

As indicated in the table above, substantial investments receive lower sales charge rates. In order to reduce your Class A sales charges, you, your spouse, and your dependents (under the age of 21) may combine all of your Fund investments into one purchase. You may also, under rights of accumulation, combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. In addition, you may submit a Statement of Intention to help reduce your sales charges. This Statement allows you to count all Class A investments within a 13-month period as if you were making all of the investments at the same time, in order to qualify for reduced sales charges. If you do not fulfill the commitment reflected in your Statement of Intention, you will bear the sales charge rate associated with your total purchases, less redemptions. The Funds also make available a reinstatement privilege to reduce your sales charges in the event you redeem your shares and then subsequently reinstate your account within 30 days. Furthermore, Class A shares of a Fund may be purchased without a sales charge by certain funds of funds within the Funds' group of investment companies or when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed.

The first full paragraph under the section titled "Selling Shares" on page 25 of the Prospectus is amended substantially as follows:

Selling your shares of a Fund is called a "redemption," because the Fund buys back its shares. A shareholder may sell (or "redeem") shares at any time through his or her authorized financial intermediary or directly through the Funds' transfer agent. Shares will be redeemed at the NAV next determined after the order is received in good order by the Funds' transfer agent or an authorized financial intermediary, less any applicable deferred sales charge. Orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by a Fund at the same time that the corresponding orders are received in proper form by the fund of funds. Each Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open (usually 4:00 p.m. Eastern Time). Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

The following paragraph is added as the last paragraph under the section titled "Selling Shares" on page 26 of the Prospectus:

Redemptions-In-Kind  — Redemption proceeds may be paid in securities or other property rather than in cash if the Investment Manager determines the in-kind redemption is in the best interests of the Fund. See the Statement of Additional Information for more information.

The following paragraph is added as the second to last paragraph under the section titled "Purchases at Net Asset Value" in Appendix B on page 50 of the Prospectus:

Class A shares of the Funds may be purchased at net asset value by certain funds of funds within the Funds' group of investment companies.

Please Retain This Supplement for Future Reference